UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 27, 2008
______________________

STEELCASE INC.

Michigan	1-13873	38-0819050
(State of incorporation)	(Commission File Number)	(IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan	49508
(Address of principal executive offices)	(Zip code)

(616) 247-2710
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

Steelcase Inc. (“the Company”) reported its fourth quarter and fiscal year 2008 results today and is furnishing the earnings release as Exhibit 99.1 attached hereto. Members of the public are invited to listen to the Company’s webcast conference call and view the accompanying presentation slides tomorrow, March 28, 2008, at 11:00 a.m. EDT through the link at www.steelcase.com. The presentation slides will be available at www.steelcase.com subsequent to the issuance of the press release. A replay of the webcast, including presentation slides, can also be accessed through the Company’s website through April 28, 2008.

The earnings release contains certain non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the Company. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within the earnings release of non-GAAP financial measures to the most directly comparable GAAP financial measure.

The non-GAAP financial measures used within the Company’s earnings release are:
▪	Fourth quarter and fiscal year consolidated gross profit, excluding restructuring items, for the current and prior year in dollars and as a percent of revenue
▪	Fourth quarter and fiscal year gross profit by business segment, excluding restructuring items, for the current and prior year in dollars and as a percent of revenue
▪	Fourth quarter and fiscal year consolidated operating income, excluding restructuring items, for the current and prior year in dollars and as a percent of revenue
▪	Fourth quarter and fiscal year operating income by business segment, excluding restructuring items, for the current and prior year in dollars and as a percent of revenue.

These measures are presented because management uses this information to monitor and evaluate financial results and trends. Therefore, management believes this information is also useful for investors.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings Release - Fourth Quarter Ended February 29, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.

Date: March 27, 2008
/S/ David C. Sylvester

David C. Sylvester
Vice President and Chief Financial Officer
(Duly Authorized Officer and
Principal Financial Officer)